SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2016

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 18, 2016, Citizens Community Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on May 16, 2016, the Company completed the acquisition of Community Bank of Northern Wisconsin (“CBN”) whereby CBN merged with and into Citizens Community Federal N.A. (“CCF”), a wholly-owned subsidiary of the Company, pursuant to the terms of a Plan and Agreement of Merger dated as of February 10, 2016, as amended by the First Amendment to Agreement and Plan of Merger dated as of May 13, 2016 (the “Merger Agreement”) by and among CCF, Old Murry Bancorp, Inc., a Wisconsin corporation (“Old Murry”), the controlling shareholders of Old Murry, and CBN (the “Merger”).
This Form 8-K/A amends the Form 8-K the Company filed on May 18, 2016 to include CBN’s audited financial statements as of December 31, 2015 and for the year then ended and the unaudited pro forma combined financial information related to the CBN acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The audited financial statements of CBN as of December 31, 2015 and for the year then ended, as well as the accompanying notes thereto and the related Independent Auditors' Report, are filed as exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference into this Form 8-K/A.

(b)    Pro Forma Financial Information.
The following unaudited pro forma condensed combined financial information giving effect to the Merger is being furnished under this Item 9.01 (b) as Exhibit 99.2 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015, giving effect to the Merger as if it occurred on September 30, 2015;

•
Unaudited Pro Forma Condensed Combined Statement of Operations of the Company and CBN for the twelve months ended September 30, 2015, giving effect to the Merger as if it occurred on October 1, 2014; and

•	Notes to the Unaudited Pro Forma Condensed Financial Information.

(d)    Exhibits
Exhibit Number        Description of Exhibit

99.1    Community Bank of Northern Wisconsin Audited Financial Statements as of and
for the Year Ended December 31, 2015.

99.2            Citizens Community Bancorp, Inc. Unaudited Pro Forma Condensed Combined
Financial Information of Citizens Community Bancorp, Inc. and Community Bank of Northern Wisconsin as of September 30, 2015 and for the year then ended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: July 28, 2016	By:	/s/ Mark C. Oldenberg
Mark C. Oldenberg
Chief Financial Officer